Net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss	6 Months Ended
Jun. 30, 2022
Net Interest Income and Net Gains (Losses) on Financial Assets/Liabilities at Fair Value through Profit or Loss [Abstract]
Disclosure of Net Interest Income and Net Gains (Losses) on Financial Assets/Liabilities at Fair Value through Profit or Loss [text block]
Net interest income and net gains (losses) on financial
assets/liabilities at fair value through profit or loss
	Three months ended		Six months ended
in € m.	Jun 30, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Net interest income	3,364	2,652	6,217	5,448
Trading income[1]	1,812	820	2,771	2,281
Net gains (losses) on non-trading financial assets mandatory at fair value through profit or loss	(107)	175	37	202
Net gains (losses) on financial assets/liabilities designated at fair value through profit or loss	110	(12)	311	101
Total net gains (losses) on financial assets/liabilities at fair value through profit or loss	1,815	983	3,119	2,584
Total net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss[2]	5,179	3,635	9,336	8,033
Corporate Treasury Services	597	371	1,171	870
Institutional Client Services	117	73	234	155
Business Banking	141	131	281	272
Corporate Bank	856	575	1,686	1,297
FIC Sales & Trading	2,356	1,775	5,156	4,153
Remaining Products	(196)	(7)	(227)	(39)
Investment Bank	2,160	1,768	4,929	4,114
Private Bank Germany	1,309	776	2,255	1,628
International Private Bank	474	432	904	859
Private Bank	1,783	1,208	3,159	2,487
Asset Management	(69)	56	(137)	135
Capital Release Unit	(10)	(18)	(29)	51
Corporate & Other	459	45	(271)	(51)
Total net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss	5,179	3,635	9,336	8,033

[1] Trading income includes gains and losses from derivatives not qualifying for hedge accounting.
[2] Prior year’s comparatives aligned to presentation in the current year.
Impact of ECB Targeted Longer-term Refinancing Operations (TLTRO III)
The Governing Council of the ECB decided on a number of modifications to the terms and conditions of its Targeted Longer-term Refinancing Operations III (“TLTRO III”)-refinancing program in order to support further the provision of credit to households and firms in the face of the current economic disruption and heightened uncertainty caused by the COVID-19 pandemic.
The base interest rate under the TLTRO III is the average of the main refinancing operations rate with the exception of the period from June 24, 2020 to June 23, 2022, when a discount of  50  basis points applies (“base rate discount”). The applicable interest rate under TLTRO III can further reduce by “new lending discounts” that apply if certain net lending thresholds are met. Accordingly, banks whose eligible net lending exceeds 0 % between March 1, 2020 and March 31, 2021 pay a rate 0.5% lower than the average deposit facility rate for borrowings between June 24, 2020 and June 23, 2021. The interest rate outside of the period from June 24, 2020 to June 23, 2021 will be the average interest rate on the deposit facility with exception of the period from June 24, 2021 to June 23, 2022 when banks pay a rate 0.5% lower than the average deposit facility rate for borrowings provided their eligible net lending exceeds 0 % between October 1, 2020 and December 31, 2021. As of June 30, 2022, the Group has borrowed €  44.7 billion (June 30, 2021:€  40.8 billion) under the TLTRO III-refinancing program.
The Group considers the benefits that arise from borrowing under TLTRO III as government grant from a below-market loan under IAS 20. The income from the government grant is recognized in interest income in the period in which the grant is intended to compensate the Group for the related borrowing costs. The Group previously accounted for all TLTRO III related benefits as government grant in the scope of IAS 20. In March 2022 the IASB approved the IFRS Interpretations Committee (IFRS IC) final agenda decision on accounting for TLTRO which clarified the accounting for below-market loans in the scope of IAS 20. The agenda decision stated that the component that is subject to IAS 20 is limited to the difference between the initial carrying amount of the financial liability that arises from borrowing under TLTRO III and the proceeds received. The initial carrying amount of the TLTRO III related financial liability differs from the proceeds received where at the time of initial recognition the Group has established reasonable assurance about the future receipt of the related benefits. Any residual benefits are accounted for in line with IFRS 9 under the financial liability’s effective interest rate. Implementation of the IFRS IC agenda decision resulted in an adjustment in the Group’s accounting treatment such that the benefits that arise from the base rate discount continue to be accounted for as government grant under IAS 20, while the benefits that arise from meeting the new lending discounts described above are accounted for under IFRS 9. This is because the Group was unable to establish reasonable assurance of meeting the net lending thresholds under the new lending discounts at the time of initial borrowing.
The clarification did not have a material impact to the Group. As a result, for the three months ended June 30, 2022 the Group applied an all-in rate of (1) % which resulted in interest income recognition of € 109 million(June 30, 2021:€ 103 million) and € 223 million for the six month ended June 30, 2022 (June 30, 2021:€ 282 million). This consisted of the  50  basis point base rate discount accounted for as government grant under IAS 20 and the application of the deposit facility rate in the TLTRO III financial liability’s effective interest for the interest period June 24, 2021 to June 23, 2022.
Interest and similar income included negative interest expense of € 388 million for the three months ended June 30, 2022 and € 255 million for the three months ended June 30, 2021 and € 745 million for the six months ended June 30, 2022 and € 605 million for the six months ended June 30, 2021. The negative interest expense resulted from financial liabilities due to banks, client deposits and cash collateral payables on derivative instruments.
In addition, interest expense included negative interest income of € 192 million for the three months ended June 30, 2022 and € 171 million for the three months ended June 30, 2021 and € 376 million for the six months ended June 30, 2022 and € 402 million for the six months ended June 30, 2021. The negative interest income resulted from financial assets due to cash and balances at central banks, loans and advances to banks, and cash collateral receivables on derivative instruments.